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                                EXHIBIT 99



      CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Norfolk Southern Railway Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Norfolk Southern Railway Company.



                              Signed: /s/ David R. Goode

                                    David R. Goode
                                    President and Chief Executive
                                    Officer
                                    Norfolk Southern Railway Company

                              Dated: August 8, 2002



I certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Norfolk Southern Railway Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Norfolk Southern Railway Company.



                              Signed: /s/ Henry C. Wolf

                                    Henry C. Wolf
                                    Vice President
                                    Chief Financial Officer
                                    Norfolk Southern Railway Company

                              Dated: August 8, 2002